HYSTER
HYSTER
Yale

COMMITTED to GROWTH

HYSTER-YALE
MATERIALS HANDLING

Investor Presentation September 2, 2015 Exhibit 99

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Safe Harbor Statement
The following information includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended.
Any
and
all
statements
regarding
the
Company’s
expected
future
financial
position,
results
of
operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans, goals and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,”
“expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of the Company’s management. The
Company does not undertake a duty to update such forward-looking statements. Among the factors that could cause plans, actions and results to differ materially
from
current
expectations
include,
without
limitation,
reduction
in
demand
for
lift
trucks
and
related
aftermarket
parts
and
service
on
a
global
basis, the ability of dealers, suppliers and end-users to obtain financing at reasonable rates, or at all, as a result of current economic and market conditions, the political and economic uncertainties in Eastern Europe and Brazil, customer acceptance of pricing, delays in delivery or increases in costs, including transportation costs, of raw materials or sourced products and labor or changes in or unavailability of quality suppliers, exchange rate fluctuations, changes in non-U.S. import tariffs and monetary policies and other changes in the regulatory climate in the non-U.S. countries in which the
Company operates and/or sells products, delays in manufacturing and delivery schedules, bankruptcy of or loss of major dealers, retail customers or suppliers,
customer
acceptance
of,
changes
in
the
costs
of,
or
delays
in
the
development
of
new
products,
introduction
of
new
products
by,
or
more
favorable product pricing offered by, competitors, product liability or other litigation, warranty claims or returns of products, the effectiveness of the cost reduction
programs
implemented
globally,
including
the
successful
implementation
of
procurement
and
sourcing
initiatives,
changes
mandated
by
federal,
state and other regulation, including health, safety or environmental legislation, the successful commercialization of Nuvera Fuel Cells' technology, the introduction
of
a
more
accepted
product
to
the
market
by
a
competitor,
making
the
Nuvera
technology
less
marketable
and
other
risks
identified
in
the
Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.
Many of these factors are outside of the Company’s control.

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Our Core Business is Materials Handling 3

HYSTER

STRONG PARTNERS. TOUGH TRUCKS.™

UTILEV®
THE UTILITY LIFT TRUCK™

Yale®
People. Products. Productivity.™

NUVERA™

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Hyster-Yale Snapshot
Hyster-Yale Materials Handling, Inc. (NYSE:HY)
Leading global designer, manufacturer and
marketer of lift trucks and provider of aftermarket
parts and support
Headquartered in Cleveland, Ohio
Separate lift truck and fuel cell power solutions
segments
Over 5,500 employees globally
LTM 6/30/15 Revenue –
$2.7 billion
LTM 6/30/15 Net income -
$91.4 million
LTM 6/30/15 EBITDA
(1)
–
$150.0 million
6/30/15 Net cash –
$45.4 million
LTM
6/30/15
ROTCE
(1)
of
23.4%
(Net
cash
basis)
_____________________
(1)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the Appendix starting on page 29.

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Europe
33%
China
24%
Americas
25%
Japan
8%
Asia-Pacific
7%
Middle East &
Africa
4%
Industry Overview
951
872
547
794
975
944
1,010
1,088
1,108
0
300
600
900
1,200
2007
2008
2009
2010
2011
2012
2013
2014
LTM
Q2 15
(units in thousands)
Global Lift Truck Industry Size
_____________________
Trend line represents 4.5% CAGR from 2006-2008 Average Industry Size. Source:  WITS.  Represents order intake.
Global Lift Truck Industry Breakdown (Units)
_____________________
Source: WITS.  LTM 6/30/15 Orders Reports.
Long-term CAGR (2004 –
2014) = 4.5%
Global Lift Truck Industry Size
_____________________
Source: WITS.  LTM 6/30/15 and LTM 6/30/14 order intake.
Change over Prior Year
Total
Americas
Brazil
EMEA
JAPIC
+5%
+12%
-25%
+7%
+1%

•
Expect long-term growth similar to GDP levels in
developed markets and, despite current volatility,
emerging markets will drive global expansion
•
Strong demand for warehouse and distribution industry
applications in North America and Western Europe
•
Increasing focus on electric truck technology
development
•
Importance of total lifecycle cost of ownership
Key Themes

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Lift
Truck
Industry
–
Unit
Distribution
by
Class
Total
Industry
=
1,108k
Units
Market Size -
Units
Market Size -
$

_____________________
Source: Internal Company estimates
Estimated Industry Revenue Mix
_____________________
Source: WITS.  LTM 6/30/15 Orders Reports.
ICE = Internal Combustion Engine
Class 1
Electric
17%
Class 2
Electric
10%
Class 3
Electric
31%
Class 4
ICE
3%
Class 5
ICE
39%
Class 1
Electric
18%
Class 2
Electric
11%
Class 3
Electric
8%
Class 4
ICE
5%
Class 5
ICE
58%

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Hyster-Yale’s Economic Engine

Hyster-Yale’s economic engine is driven by increasing unit volume as our “hedgehog” approach gets embedded in all our activities and our flywheels increase momentum…
Geographic
and Product
Balance
Worldwide Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
A large lift truck population base drives parts and service volume resulting in enhanced profitability for dealers and Hyster-Yale
Design
Component
Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Over the next three years….
A period of
share growth
Get to
115,000
Lift trucks irrespective of industry
size
Use of cash to support
technology accelerators
Fuel Cells
Automation
Telemetry
Use of cash to
support strategic
alliances

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

7%
Operating
Profit at the
mid-point of
the next cycle
Operating
Profit at the
peak of this
cycle
7%
With adequate
volume
growth we
can meet our
public
operating
profit
commitments

Lift Truck Business

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

$30 million
fixed cost absorption by moving from
current capacity utilization to full
utilization of our manufacturing capacity
$35-$40 million
by meeting target economics in standard
margin net of increased SG&A spread
over more units
25,000
units of additional
volume
$65-$70
million
of operating profit

Lift Truck Business

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Lift Truck Business Operating Profit Trends and % of Sales
$57.3
$111.7
$134.3
$133.3
(2)
$131.9
$151.0
(1)
$25
$50
$75
$100
$125
$150
2007
2012
2013
2014
LTM Q2 2015
Prior Cycle Market Peak
Mid-Cycle Market
_____________________
(1)
Lift Truck Segment Operating Profit, as reported
(2)
Adjusted Lift Truck Segment Operating Profit, which excludes a $17.7 million pre-tax gain on the sale of the Brazil land and facility, is a non-GAAP measure and should not be considered in isolation or as a substitute for the
GAAP measure. Management believes that this measure assists the investor in understanding the results of operations. For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the
Appendix starting on page 29.

7% TARGET
2.1%
4.5%
4.8%
5.0%
5.5%
($ in millions)
2.1%
Gap
Closure
4.9%

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Lift Truck Business Target Economics Goal and Gap to Target
7% Goal
Achieve minimum
operating profit
margin of 7% at the
peak of the current
market cycle and
7% at mid-cycle of the
next market cycle
Target
Economics
gap closure
can be
achieved by…
Increased margin
on ICE trucks
Segmentation
Low Cost of Ownership
Unit volume
Stronger Industry
+ Share Growth
= Volume Leverage
LTM 6/30/15 Gap to Target Economics
Actual Lift Truck Operating Profit Margin
4.9%
Margin
Variances
(0.1%)
Unit margin
0.6%
Parts/other
(0.7%)
Volume
Variances
2.2%
Manufacturing
variances/other
1.3%
Operating Expenses
0.9%
Lift Truck Operating Profit % Gap
2.1%

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Leverage Gained from Moving Volume to Full Manufacturing Capacity
48%
31%
33%
25%
24%
24%
0%
20%
40%
60%
80%
100%
2010
2011
2012
2013
2014
LTM Q2 15
2017-2018
Unused Capacity
Unit Volume
Objective of minimum 25,000 unit volume
increase from 2014 levels
Approximately $125m manufacturing fixed cost
$500m additional revenue
$65m-$70m incremental operating profit
Ability to produce 115,000 units annually
At capacity:
Approximately $30m
additional fixed cost
absorption
Operating costs aligned with targets at
increased sales volumes

Thousands

Thousands

Thousands

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Over the Remainder of this Market Cycle, Target Volumes Driven by…
Share growth of approx. 1.3% pts
>  8 Strategic initiatives
>  Share growth is expected to be
approximately 80% of volume
increase required
100
200
300
400
500
2009
2010
2011
2012
2013
2014
2015*
EMEA Industry
Actual
Prior Peak
50
100
150
200
250
300
2009
2010
2011
2012
2013
2014
2015*
Americas Industry
Actual
Prior Peak
Growth of 15-20% by 2018-2019**
Growth of 0-5% by 2016-2017**
150
250
350
450
2009
2010
2011
2012
2013
2014
2015*
Asia Industry
Actual
Prior Peak
Growth of 5-10% by 2017-2018**
* Growth is from 2013 levels.

*First 6 months of 2015 Annualized
**Growth is from 2014 levels

Understand Customer Needs
Nuvera Commercialization
Low Cost of Ownership
Succeed in Asia
Improve Warehouse Position
Enhance Independent Distribution
Enhance Big Truck Position
Strengthen Sales and Marketing

COMMITTED to GROWTH

Our Core Strategies 15

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Core Strategic Initiatives
Basic Business Areas
Our strategies are designed to drive increased share,
which in turn increases the lift truck population, which
drives parts and service volumes.
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
Improve
Warehouse
Position
Enhance
Independent
Distribution
Succeed in
Asia
Enhance Big
Truck Market
Position
Strengthen the Sales and
Marketing Organization
Low Cost of
Ownership
Understand
Customer
Needs
Core strategic initiatives were designed to drive the economic engine by increasing share…

Commercialize
Nuvera’s
Technology

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Core Strategic Initiatives Update

Strategic Objective
Implementation Highlights
•
Provide the right product and
solution to meet the specific
needs of different customers
across multiple industries
•
Increasing penetration of the
Metals and Paper segments
•
Gained conquest business at two
large trucking accounts
•
Introduced efficient battery
extraction solutions for electric
truck applications
Initiative
Understand
Customer Needs
Strategic Objective
Implementation Highlights
•
Deliver lowest cost of ownership
for all of our customers based
on their specific application
Initiative
Low Cost of
Ownership
•
Increasing penetration of factory-
fitted telematics
•
Introduced new fleet
management system to manage
costs more effectively
•
Launched fuel efficient engines
with longer service intervals

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Core Strategic Initiatives Update

Strategic Objective
Implementation Highlights
•
Develop the strongest
independent, exclusive dealer
network
Initiative
Enhance Independent
Distribution
Strategic Objective
Implementation Highlights
•
Strengthen penetration of the
growing warehouse segment
Initiative
Improve Warehouse
Position
•
Announced a major restructuring of
network in North America that included
a competitive conversion
•
Growth of our dual brand coverage in
North America
•
6 new dealers appointed in EMEA since
the beginning of 2015
•
Resources: Adding industry-focused
direct salespeople and solutions and
application center expertise
•
Capability:
New products, enhanced
selling tools and trained dealers
•
Rollout:
Portfolio of initiatives,
targeted accounts, large wins,
leverage global knowledge

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Core Strategic Initiatives Update

Strategic Objective
Implementation Highlights
Initiative
Succeed in Asia
Strategic Objective
Implementation Highlights
Initiative
Enhance Big Truck
Market Position
•
4 new dealers appointed in 2015
•
Direct sales support on large accounts
is resulting in sales to conquest
accounts
•
Additional Big Truck sales by
leveraging global metals industry
expertise
•
Launched additional UTILEV products
•
Large accounts identified,
assigned and actively being
pursued/increased direct sales
support
•
Conquest accounts won
•
Enhanced dealer support
capability
•
Expand market penetration
throughout Asia
•
Increase leading market
position in Big Trucks / Become
vendor of choice in Big Truck
segment

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Core Strategic Initiatives Update

Strategic Objective
Implementation Highlights
Initiative
Strengthen Sales and
Marketing Organization
Strategic Objective
Implementation Highlights
Initiative
Commercialize
Nuvera’s Fuel Cell
Technology
•
Recruited experienced individuals with deep
knowledge of the lift truck business
•
Added expertise in dealer management, account
identification and coverage, financial
merchandising and solutions development
•
Expanded investment in National Account sales
and support -
Winning conquest accounts
•
Increased global collaboration to maximize
efficiencies and effectiveness
•
PowerEdge
®
product development
•
Identifying launch customers
•
PowerTap
®
appliance deployments
•
Leveraging HY’s global purchasing
power
•
Dealer training
•
Strengthen and align sales and
marketing organization in all
geographic regions
•
Commercialize Nuvera’s technology
through introduction of new fuel cell
and improved hydrogen generation
products and enhance our lift truck
business value proposition

Positive Environment to Gain Share and Margin Performance Over Next Three Years

•
Product gaps filled to position Hyster-Yale in most application segments and improve margins
•
Second-tier competitors in the ICE segment more vulnerable due to their weak economies of scale position
•
Key warehouse segment competitors are regional
•
Key Big Truck segment competitors are niche
Over the longer-term, as core strategic initiatives are executed and mature, share gains are expected to occur

✓	
			✓
		✓	
	✓		
		✓	
			✓
	✓		
	✓		

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Early Stage
Mid Stage
Achieved
Breakthrough
Understand Customer Needs
Low Cost of Ownership
Enhance Independent Distribution
Improve Warehouse Position
Succeed in Asia
Enhance Big Truck Market Position
Strengthen Sales and Marketing Organization
Commercialize Nuvera’s Fuel Cell Technology
Our core strategic initiative flywheels are in various stages of momentum. Share gain is expected to take place as they gain
momentum…
Core Strategic Initiatives –
Stages of Momentum

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

2015 Second Quarter Highlights
•
Lift truck segment revenue decline driven by significant
unfavorable currency partially offset by higher unit and parts volumes
Excluding prior year gain on sale, increase in lift truck
operating results from:
+   Favorable material costs, higher unit volumes and parts
sales, higher-margin product mix
-
Higher employee-related costs, increased bad debt expense
and Brazil move expenses.
Currency effect on operating profit netted to $0.6m unfavorable
•
Nuvera spend was on target with original guidance given
2015 Second Quarter Highlights
Outlook
2015 Second Quarter
LTM 6/30/15
Consolidated Revenue
$658.7
100.0%
$2,687.5
100.0%
Lift Truck Operating Profit
33.2
5.0%
131.9
4.9%
Nuvera
Operating
Loss
(5.9)
(0.9)%
(14.1)
(0.5)%
Consolidated
Operating Profit
27.3
4.1%
117.8
4.4%
Consolidated
Net Income
22.7
3.4%
91.4
3.4%
EBITDA
$36.0
5.5%
$150.0
5.6%
($ in millions)

•
Global lift truck markets expected to decline in H2 2015,
with demand levels mixed by region
Anticipated unit shipment and parts sales increases offset
by higher expected employee-related and operating costs
resulting in comparable lift truck operating profit for H2
2015 compared with same prior year period, with a
weaker Q3 offset by increases in Q4
H2 2015 lift truck net income expected to decline on
comparable operating profit due to higher income taxes
•
Nuvera
net
loss
expected
to
be
$7.5
million
-
$8.5
million
in H2 2015

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Substantial Cash Being Returned to Stockholders
Stockholder Returns
Quarterly dividend established in November 2012
$50
million
stock
repurchase
program
announced
in
December
2012
–
Completed
in
2014
2013
2014
2015 (YTD)
Annual Dividends
(1)
$16.7m
$1.00/share
$17.8m
$1.10/share
$9.2m
$1.14/share
2012 to 2014
Share Buyback
$49.8m
694,653 shares
(2)
(1)
Dollars
represent
total
dividends
paid
during
calendar
year,
while
dividend
per
share
represents
the
annualized
dividend
rate
after
each
May
increase
in
2014
and
2015
(2)
Class A common stock

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

HY Expects Continued Strong Cash Generation
Investments in core business to support
strategic initiatives to accelerate growth or
enhance margins
Investments in core business to support
strategic initiatives to accelerate growth or
enhance margins
As appropriate, return capital to
stockholders through dividends and
periodically through share repurchases
As appropriate, return capital to
stockholders through dividends and
periodically through share repurchases
Look for opportunities to enhance skills and
capabilities and provide sound financial returns
-
acquisitions of technologies that will
accelerate the business or acquisitions of other
forklift-related businesses
Look for opportunities to enhance skills and
capabilities and provide sound financial returns
-
acquisitions of technologies that will
accelerate the business or acquisitions of other
forklift-related businesses
Make investments in the growth of
independent and exclusive distribution
network
Make investments in the growth of
independent and exclusive distribution
network

Potential Uses of Cash…

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Unlocking Value By Business
Lift Truck Business
Lift Truck Business
Fuel Cell Business
Fuel Cell Business
Board Oversight as Separate Businesses
Incentives Tied to Individual Businesses
Strong Operating Cash Generation
Strong Operating Cash Generation
Market Leading Products and Position
Market Leading Products and Position
Mature Cyclical Industry
Mature Cyclical Industry
Value using Traditional Valuation
Model of EBITDA Multiple on a Net
Debt Basis
Value using Traditional Valuation
Model of EBITDA Multiple on a Net
Debt Basis
Developing / Technology Industry
Developing / Technology Industry
Distinct Technology / Patents in Fuel
Cell and Hydrogen Generation
Distinct Technology / Patents in Fuel
Cell and Hydrogen Generation
Operating Cash Invested in New
Product Commercialization / Ramp Up
Operating Cash Invested in New
Product Commercialization / Ramp Up
Value as Venture Business with
Developed Technology
Value as Venture Business with
Developed Technology

Rationale for Investing in Hyster-Yale
•
Leading position in growing industry benefiting from globalization and long-term worldwide economic recovery and development
•
Premier brands, comprehensive global product line and exclusive, global independent distribution network
•
Strong economic engine driven by volume economies of scale
•
Focused strategic initiatives to gain market share and enhance margins over next three years
•
Strong balance sheet, financial flexibility and attractive returns on capital employed
•
High potential for partnership and consolidation opportunities
•
Focused investment in capital goods sector with growth opportunity:
–
In developed countries from exposure to goods movement, distribution and warehousing
–
In developing countries (Brazil, Eastern Europe, India and Asia) from exposure to industrialization
•
Enhanced business value from Nuvera’s future revenue streams and ROI

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Appendix 28

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Non-GAAP Disclosure

Adjusted
Lift
Truck
Business
Operating
Profit,
EBITDA
and
return
on
total
capital
employed
are
not
measurements
under
U.S.
GAAP,
should
not
be
considered
in
isolation
or
as
a
substitute
for
GAAP
measures,
and
are
not
necessarily
comparable
with
similarly
titled
measures
of
other
companies.
Hyster-Yale
defines
each
as
the
following:
Adjusted
Lift
Truck
Business
Operating
Profit
is
defined
as
Lift
Truck
Operating
Profit,
as
reported,
adjusted
for
the
pre-tax
effect
of
the
$17.7
million
gain
on
sale
from
the
Brazil
land
and
facility;
EBITDA
is
defined
as
income
before
income
taxes
and
noncontrolling
interest
income
(loss)
plus
net
interest
expense
and
depreciation
and
amortization
expense;
Return
on
total
capital
employed
(“ROTCE”)
is
defined
as
net
income
before
interest
expense,
after
tax,
divided
by
average
capital
employed.
Average
capital
employed
is
defined
as
average
stockholders’
equity
plus
average
debt
less
average
cash.
For
reconciliations
from
GAAP
measurements
to
non-GAAP
measurements,
see
the
following
pages.

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Non-GAAP Reconciliation
Year Ended December 31
Qtr.
Trailing 12
Months
2010
2011
2012
2013
2014
6/30/15
6/30/15
Reconciliation of EBITDA
Net income attributable to stockholders
$32.4
$82.6
$98.0
$110.0
$109.8
$22.7
$91.4
Noncontrolling interest income (loss)
(0.1)
–
0.1
0.2
0.4
0.1
0.5
Income taxes provision
1.8
18.9
7.0
17.2
39.9
4.6
25.0
Interest expense
16.6
15.8
12.4
9.0
3.9
1.3
4.5
Interest income
(2.3)
(1.8)
(1.5)
(1.8)
(1.1)
(0.3)
(1.1)
Depreciation and amortization expense
33.9
31.3
28.0
30.2
29.7
7.6
29.7
EBITDA
$82.3
$146.8
$144.0
$164.8
$182.6
$36.0
$150.0
($ in millions)

_____________________
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results.EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance.
The
Company
defines
EBITDA
as
income
before
income
taxes
and
noncontrolling
interest
income
(loss)
plus
net
interest
expense
and
depreciation
and
amortization
expense.
EBITDA
is
not
a
measurement
under
U.S.
GAAP
and
is
not
necessarily
comparable
with
similarly
titled measures of other companies.

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Non-GAAP Reconciliation (continued)
($ in millions)
Reconciliation of Return on Total Capital Employed (ROTCE)
6/30/15 LTM
LTM  Average Stockholders' Equity (6/30/15, 3/31/15, 12/31/14, 9/30/14 and 6/30/14)
$459.9
LTM  Average Debt (6/30/15, 3/31/15, 12/31/14, 9/30/14 and 6/30/14)
40.1
LTM  Average Cash (6/30/15, 3/31/15, 12/31/14, 9/30/14 and 6/30/14)
(99.7)
LTM average capital employed
$400.3
LTM Net income
$91.4
Plus: LTM Interest expense, net
3.4
Less: Income taxes on interest expense, net at 38%
(1.3)
Actual return on capital employed = actual net income before interest expense, net, after tax
$93.5
Actual return on capital employed percentage
23.4%
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Cash Flow before Financing Calculation
($ in millions)
Year Ended December 31
Trailing 12
Months
2010
2011
2012
2013
2014
6/30/15
Reconciliation of Cash Flow before Financing
Net cash provided by operations
$47.5
$54.6
$128.7
$152.9
$100.0
$110.8
Net cash used for investing activities
(8.5)
(15.9)
(19.5)
(26.1)
(44.4)
(44.7)
Cash Flow before Financing
$39.0
$38.7
$109.2
$126.8
$55.6
$66.1

Supplemental Information

[redacted]

[redacted]

[redacted]

[redacted]

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Manufacturing
27%
Wholesale
Distribution
14%
Food & Beverage
13%
Rental
10%
Home Centers/
Retail
11%
Freight & Logistics
10%
Paper
6%
Other
9%
Overview and Sources of Revenue
2014 Worldwide Sales by Product
2014 Sales by Geography
Americas
67%
Europe, Africa
& Middle East
25%
Asia-Pacific
8%
Internal
Combustion
Engine
Units
(2)
55%
Electric
Units
28%
Parts
13%
Other
4%
2014
Retail
Shipments
by
End
Market
(1)
_____________________
(1)
Represents Hyster-Yale North American unit shipments by industry.
(2)
Includes Big Truck sales that represent 11.3% of total sales.

•
Leading global lift truck manufacturer in terms of units sold
–
#3 globally in 2014
–
Large installed base that drives parts sales
–
Over 825,000 units worldwide
–
Sales of 87,600 units in 2014
–
Sales of >4,500 units at SN JV in Japan & Asia in 2014
Key Highlights
•
Diverse customer and application base
•
Global independent dealer network
•
Comprehensive, updated global product line
•
Globally integrated operations with economies of scale
•
Experienced management team

Fairview, Oregon
Global administrative center; counterbalanced development center for design and testing of lift trucks, prototype equipment and component parts
Danville, Illinois
Americas parts distribution center
Cleveland, Ohio
Hyster-Yale corporate headquarters
Irvine, Scotland
European Divisional Support center
Frimley, Surrey UK
Divisional headquarters, Engineering Concept Center and marketing and sales operations for Hyster® and Yale® in Europe
Hefei, China
Supply chain procurement center
Obu, Japan (JV)
Headquarters, development center and assembly of lift trucks and parts distribution center for Sumitomo-NACCO JV
Shanghai, China (JV)
Assembly of lift trucks by Shanghai Hyster joint venture, supply chain procurement center and marketing operations of China
Sulligent, Alabama
Manufacture of component parts for lift trucks
Billerica, Massachusetts
Nuvera research and development
Ramos Arizpe, Mexico
Manufacture of component parts for lift trucks
Greenville, NC
Divisional headquarters and marketing and sales operations for Hyster® and Yale® in Americas; Americas warehouse development center; assembly of lift trucks and manufacture of component parts
Masate, Italy
Assembly of lift trucks; European warehouse development center
Cavite, Philippines
Manufacture components for Sumitomo-NACCO JV
Berea, Kentucky
Assembly of lift trucks and manufacture of component parts
San Donato, Italy
Integration and testing
Barueri, Brazil
Marketing, sales and administrative center
Nijmegen, Netherlands
Big trucks development center; manufacture and assembly of big trucks and component parts; European parts distribution center
Pune, India
Engineering design and supply chain services
Kuala Lumpur, Malaysia
Asia support office
Charlotte, North Carolina
Customer experience and training center
Craigavon, N. Ireland
Manufacture of lift trucks; cylinder and mast fabrication and assembly for Europe
Itu, Brazil
Assembly of lift trucks and parts distribution center
Hanoi, Vietnam
Manufacture components for Sumitomo-NACCO JV
Sao Paulo, Brazil
Marketing operations for Brazil
Sydney, Australia
Divisional headquarters, sales and marketing and parts distribution center for Asia-Pacific

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Hyster-Yale Global Footprint 35

CAPACITY

Li

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Hyster-Yale Is a True Full Line Supplier
Electric
Counterbalanced
Rider Trucks
Electric Narrow
Aisle Trucks
Electric Hand
Trucks
Internal
Combustion Engine
(cushion tire)
Internal
Combustion Engine
(pneumatic tire)
Electric
CB
3 wheel Electric
4 wheel Electric
Pallet Trucks
Stackers
Very Narrow
Aisle Trucks
Order Pickers
Reach Trucks
Internal
Combustion
Engine
ICE CB
Laden Container
Handlers
Big Trucks
Empty Container
Handlers
Reach Stackers
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
Warehouse Equipment

1.0T to 5.5T
1.5T to 6.0T
1.5T to 8.0T
1.0T to 7.0T
1.0T to 52.0T
Forklifts

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Our Long-Term Philosophy
Long-term
growth
Long-term
shareholders
Shareholder
protection
Senior
management
incentivized as
long-term
shareholders
Increase
shareholder
value
Return on Capital
Employed and
Market Share
Increase focus

HYSTER-YALE MATERIALS HANDLING

NACCO MATERIALS HANDLING GROUP

HYSTER

Yale

UTILEV®
THE UTILITY LIFT TRUCK™

NUVERA®

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

The History of Hyster-Yale and its brands
Hyster founded in Portland, Oregon as the Willamette Ersted Company
1929
1944
Company name officially changed to Hyster Company
1875
Yale Lock Mfg. broadens its scope into materials handling
1963
Yale forklift truck business merges with Eaton Mfg. Industrial Truck Division
1971
Yale forges a partnership with Sumitomo Ltd
1989
1989
Hyster and Yale merge to form NACCO Materials Handling Group (NMHG)

2012
2012
1985
Yale acquired by NACCO Industries
1989
Hyster acquired by NACCO Industries
Hyster-Yale formed as independent public company following spin-off by NACCO
2011
2011
NMHG introduces the UTILEV lift truck for the utility segment of the market
2014
2014
NMHG, HY’s operating company, acquires Nuvera to enter the fast-growing hydrogen fuel cell market

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

The Transition

Maturity of key programs designed to put
us in the position of having the right
products at the right cost and right
quality
Commitment to the marketing and
support programs which can enable a
period of share gain
Hyster-Yale spin-off from
NACCO Industries
Three years
ago the
company
reached
a key
transition
point

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Our Business Has Been Transformed
Comprehensive, updated product line
Average product age since last
upgrade –
less than 4 years
Designed to meet customer needs
and provide low overall cost of
ownership
Multiple power solutions to meet
performance, cost, and environmental
needs
Product Range
Product Range
Manufacturing
Manufacturing
Globally integrated, lean operations
with economies of scale
Assembled in market of sale
Continuous efficiency improvements
DFT implementation globally

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Our Business Has Been Transformed
Centralized supply chain
management
Highly flexible low cost
supply chain
30%+ low cost country
sourcing
Concentrated supplier base
Intense focus on supplier
quality
Supply Chain
Supply Chain
Aftermarket
Aftermarket
Quality
Quality
Customer driven
programs
North America’s warranty
rates reduced
significantly over the last
five years
Model Year upgrades
High first time fill %
Comprehensive all
makes parts program
Strong Fleet
management program
Telematics solutions
across product line

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Mission Statement Redefined
Be a leading globally integrated designer, manufacturer
and marketer of a complete range of high quality,
application-tailored lift trucks, offering the lowest cost of ownership, outstanding parts and service support and
the best overall value.
Our transition had its roots in our initiation of the Good to Great strategic thinking process in 2010 which began with a redefinition of our mission statement

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

The Basic Philosophies That Guide Our Actions
Global supplier of lift
trucks and related
services
Understand and address
the needs of customers
Brands focused on unique
segments of the market
Market share growth
Market through exclusive,
independent, certified
distribution
Sell direct to large
customers
Capture full aftermarket
potential
Customer
Customer
Internal
Internal
Distribution
Distribution
Full line product supplier to meet the
needs of major customer segments
Modular/scalable components to create
the right product at right cost
Supply chain organization to deliver high
quality / low cost components
Assemble in market of sale to meet
customer needs quickly
Product quality to deliver the best uptime
in the industry
An environment that motivates and retains
high quality employees

MAERSK
IKEA
BOEING
CEVA
Heinz
TOLL
CarterHoltHarvey
COSTCO.COM
RENAULT
Con-way
GE
Ford
Heineken
Kellogg's
VISY FOR A BETTER WORLD

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Key Relationships…Our Customers
The Customer
Direct to customer sales to
major accounts
Account Identification
Teams
Solutions Groups
Special Application teams
Global Account teams
Investment in global CRM
system
Understanding
Customer Needs
Blue Chip Customer Base

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Key Relationships…Our Dealers
The Dealer
Independent
Exclusive
Entrepreneurial
Committed
partner
Dual-line or
single
Over 1,000
global dealer
locations
Enhancing
performance
Dealer Excellence programs
Dealer incentives
Term-based contracts
Strengthening the
distribution footprint
Sales and Service territories
(SSTs)
Competitor conversions
In-territory acquisitions
More than
2,000 application
consultants
Over 11,000
service technicians
Strong
Independent
Distribution

HFS HAS ALREADY SUCCESSFULLY SUPPORTED A NUMBER OF HYSTER DEALERS.
THIS IS WHAT THEY HAVE TO SAY.
financial solutions partner
FINANCIAL SERVICES
FLEXIBLE FINANCING THROUGH PARTNERSHIP

alfaland
EL PRECIO MÁS BAJO EN LAS MEJORES CONDICIONES DE PAGO Y FINANCIACIÓN
EN VENTA
Modelo Hyster H2.5CT
Contrapesada térmica
www.alfaland.es

Access GE
Executive Education

Access GE
Executive Education

LIKE A BANK:
WE CAN LOAN YOU MONEY.
UNLIKE A BANK:
WE CAN ALSO LOAN YOU HEATHER.
Yale

Produktivität
14.990€

Yale
Produktivität
14.990 €

Yale Financial Services

dLL financial solutions partner

BNP PARIBAS LEASING SOLUTIONS

UniCredit Leasing

SMFL Sumitomo Mitsui Finance and Leasing Co., Ltd.

Yale

BRING IT.

HYSTER FINANCIAL SERVICES

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

46 Key Relationships…Our Financing Partners

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Core Strategic Initiatives

Strategic Objective
Key Elements
•
Provide the right product and
solution to meet the specific
needs of different customers
across multiple industries
•
Segmentation of products and industries
•
Development of Utility, Standard and
Premium products
•
Range of options to match needs of
different industries
•
Targeted sales and marketing effort
Initiative
Understand
Customer Needs
Strategic Objective
Key Elements
•
Deliver lowest cost of ownership
for all of our customers based
on their specific application
•
Understand major cost drivers:
•
Direct (truck price, fuel, service,
operator, uptime)
•
Indirect (safety, litigation, pollution)
•
Implement right solutions for lower
costs
Initiative
Low Cost of
Ownership
Outcome:  Win in Targeted Major Accounts and Applications
Outcome: Competitive Advantage across Product Segments

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Core Strategic Initiatives

Strategic Objective
Key Elements
Initiative
Strategic Objective
Key Elements
Initiative
Outcome:  Best Distribution Channels in the Industry
Outcome: Be a Top Tier Global Competitor in Warehouse
•
Develop the strongest
independent, exclusive dealer
network
Enhance Independent
Distribution
•
Develop all dealers
•
Appoint / convert successful dealers
•
Expand number of dual line dealers
•
Enhance dealer value proposition
•
Combine dealer entrepreneurship with
OEM support
•
Strengthen penetration of the
growing warehouse segment
Improve Warehouse
Position
•
Enhance product ranges
•
Develop stronger direct sales
capabilities
•
Develop dealer resources and
specialization
•
Enhance marketing services and
support

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Core Strategic Initiatives

Strategic Objective
Key Elements
Initiative
Strategic Objective
Key Elements
Initiative
Outcome: Increase Share and Strengthen Distribution at Accelerated Pace
Outcome: Grow leading market position in Big Trucks
Succeed in Asia
Enhance Big Truck
Market Position
•
Expand market penetration
throughout Asia
•
Increase leading market
position in Big Trucks / Become
vendor of choice in Big Truck
segment
•
Organic growth through development of
dealer network and direct selling capabilities
•
Development of long term strategic
partnerships
•
Development of right products
•
Development of support infrastructure
•
New products
•
Business unit concept in each region
•
Global team coordination
•
Focus on industry and solutions
•
Success with large port operators
•
Comprehensive Tier 4 offering

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Core Strategic Initiatives

Strategic Objective
Key Elements
Initiative
Strategic Objective
Key Elements
Initiative
Outcome: Gain momentum leading to higher unit volumes and enhanced market share
Strengthen Sales and
Marketing Organization
Commercialize
Nuvera’s Fuel Cell
Technology
•
Strengthen and align sales and
marketing organization in all
geographic regions
•
Greater accountability for results through smaller
sales management areas
•
Leaders provided with new tools and enhanced
reporting capabilities
•
Solutions Groups to develop product specific
expertise for customer clusters
•
Major focus on account identification and coverage
•
Implementing new sales approach with appropriate
tools to enhance solutions selling skills
•
Acquired in December 2014
•
Strong patent portfolio
•
Enables active participation in the
growing hydrogen and fuel cell market
•
Integration of Nuvera’s technology into
Hyster-Yale’s lift truck product range
•
Supports other key strategic initiatives
Outcome: Successfully create an integrated fuel cell power solution option for customers
•
Commercialize Nuvera’s
technology through introduction of
new fuel cell and improved
hydrogen generation products and
enhance our lift truck business
value proposition

✓
			✓
			✓
			✓
			✓
		✓	
	✓		
	✓		
	✓		
			✓
		✓	

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Early Stage
Mid Stage
Achieved
Breakthrough
Product Improvement
Supply Chain
Manufacturing
Quality
Pricing
Dealer Structure and Excellence
Area Sales Management
Account Identification and Coverage
Solutions Groups
Aftermarket
Fleet
We believe momentum is gaining in all key
areas of the business…
Key
Business
Areas
–
Stages
of
Momentum

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Our Competitive Advantages

•
Able to meet customers needs globally
•
Global economies of scale
•
New investment in alternative energy solutions
•
Young/ fresh product line
•
Source of aftermarket profitability
•
Barrier to entry
Global
Full Product Line
Field Population
Dealer Relationships
•
Independent distribution model
•
Exclusive distribution
•
Combine OEM excellence with entrepreneurial
distribution focused on customer
•
Long relationships
•
Able to meet most needs
•
National Account programs
Customer Relationships
•
High performance metrics
•
Large fleet program
Aftermarket Support
Employee Relationships
•
Engaged workforce
•
Experienced leadership
•
Equal treatment
•
High return for our stockholders
•
Low capital employed structure
•
Partnership relationships to limit capital needs
Focus on Return on Capital

NUVERA
POWERTAP
NUVERA
NUVERA
POWEREDGE
Yale

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Why Nuvera? Nuvera’s Products – The Total Power Solution ™ NMHG + Nuvera: One stop for your hydrogen and fuel cell needs… GENERATION DELIVERY ELECTRIC POWER INDUSTRIAL MOBILITY 53

NUVERA

NACCO MATERIALS HANDLING GROUP

COMMITTED to GROWTH

HYSTER-YALE MATERIALS HANDLING

Complementary Strengths
Driven by Needs of
Customers
Focus on being a “Good
Partner”
Robust Product Designs
Warehouse Equipment
Low Cost of Ownership
Supply Chain Management
Understand Lift Truck
Requirements
Product Commercialization
Distribution Channels
Technology
Innovation
Patent Portfolio
Hydrogen Value Chain
Total Power Solution™

NUVERA®

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Nuvera Technology
Patents across hydrogen value chain
Fuel cell stack a strong fit for industrial mobility
•
Metallic cell structure for robustness
•
Open flow field for high power density
Steam methane reformation based hydrogen generation
•
On-site appliance
•
Efficient and durable solution
Future Electro chemical compressor using fuel cell concepts

ORION®
POWEREDGE
ORION
ORION®

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Nuvera Orion ® Technology Gen1 Battery Box Replacement Gen2 Integrated Fuel Cell Hybrid Truck 56

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Fuel Cell System vs. Batteries

Productivity
Increase
Time saved refueling and
changing batteries
Constant Power
Power throughout shift and
improved truck electronic life
Environmentally
Clean
Minimal carbon footprint and
zero indoor emissions
Economics
Significant ROI*
Floor space
Utilization
Recapture battery storage and
charging floor space
* Depending on application

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Capturing More Lifecycle Value
Truck
NMHG/HY
Maint
NMHG/Dealer
Energy
Utility Company
Fuel
(PowerTap)
Energy
Utility Company
Nuvera/Dealer
PowerEdge
Nuvera
Maint
NMHG/Dealer
Truck
NMHG/HY
Lead Acid Battery*
PowerEdge
®
Solution*
*Representative Total Cost of Operation based on NREL 2013 report
Batteries
& Charger
Battery Supplier

Eligible for
30% US Tax
Credit
(1)
_____________________
(1) Currently set to expire on 1/1/17

NACCO MATERIALS HANDLING GROUP
NUVERA
NACCO MATERIALS HANDLING GROUP

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Near-Term Fuel Cell Opportunity
Market
Market
Customer Targets
Existing Fuel Cell Users
Nuvera/ NMHG Customers
High productivity applications
Share Growth
Target Warehouse customers
Low cost of ownership
North America Market
135k units in 2014
750-1,000k unit Population
Battery replacement for
Class 1, 2, and 3 electric trucks
Economics
Economics
HY Revenue
HY Revenue
Fuel Cell
Similar
acquisition
costs
Lower total cost of ownership
Incremental
revenue
with
H2
fuel
Batteries
$18-20k lifetime spend
$12k for 3 batteries
$6-8k for 1 charger
Battery
Vendor

Conventional
Battery
$
$
Incremental
Truck Sales
Fuel cell
alternatives
$
$

'03 – '14: 4.1% CAGR

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Historical Revenue
$1,780
$2,057
$2,400
$2,489
$2,720
$2,824
$1,475
$1,802
$2,541
$2,469
$2,666
$2,767
$2,688
$0
$1,000
$2,000
$3,000
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTM
(1)
_____________________
(1)
As of June 30, 2015.
($ in millions)

COMMITTED to GROWTH
HYSTER-YALE MATERIALS HANDLING

Key Operating Expense Investments
Strategic Programs for the Forklift
Truck Business
Strategic Programs for the Forklift
Truck Business
Nuvera Key Development
Investments
Nuvera Key Development
Investments
Strategic Programs
Understand the Needs of the Customer
Low Cost of Ownership
Crack the Code in Warehouse
Leader in Independent Distribution
Succeed in Asia
Big Truck
Sales Organization Enhancement
Nuvera Fuel Cells
PowerEdge
®
Battery box fuel cell replacements powered by
Orion
®1
Fuel
Cells
Orion
®2
New fuel cell stack for inclusion in new fuel cell
dedicated lift truck line
PowerTap
®
On-demand hydrogen generation and fuel
capability